Exhibit 10.8

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SIMPLIFIED TECHNOLOGY PTE LTD

Business Reg. No: 200306349Z
GST No: 200306349Z

bizSAFE 3

QUOTATION

Shopfront Solution Provider Since 2003

To:	**Focus Media Singapore (Pte) Limited**	**Quoted by:**	**Josiah Lim**
Attn:	**Ms Audrey Chee**	**Contact No.:**	**6842 1161 / 83994821**
Contact No.:	**9487 7922**	**Email:**	josiah_lim@simplifiedtec.com
Fax No.:	**6224 8842**	**Dated:**	**15-Jan-2021**
Email:	audrey.chee@focusmedia.com	**Quote Ref.:**	**QNST2101002(R1)**

Item No.	Description	Monthly	Unit Price (S$)	Total Price (S$)
	Engineering Service Contract (Annual Contract) [redacted]			
Item 1.	**Display and CMS Engineering Service** - Assist BD for on-site evaluation for installation method / taking over of landlord existing system (content management) -Installation or uninstallation of screens(Below 3m in height) - Materials within 3m long(Cables, PVC Casing) - Screen maintenance and servicing (within 6 hours from receiving calls) - Planning of weekly showreel / special request from advertiser (Once a week) - TVC materials and showreel confirmation to be done by every Thursday 12pm - Manage grouping in the server based on conflict of interest of landlord - Scheduling of showreel into DMB, time-belt - 1 X Preventative Maintenance (Display Health Check) - Uninstallation Within Mean Reinstate - DMB Server Preventative Maintenance - Weekday job Monday ~ Friday 0900~1800, Saturday 0900~1300, - Excluding Public Holiday & Sunday	12	$ [redacted]	$ [redacted]
Item 2.	**Alibaba or Amazon Cloud** **Server Hosting Annually** **Cloud Based Content Management Server (CMS)** - Annually Renews (Allow up to 1000 Mediabox login) - Media Player Management Log, Content Remote View, Time and Volume Setting, Remote Control - Media Management Video(MP4, AVI, etc), Image (Jpg, Gif, etc) Audio, TXT, PDF, PPT - Layout Management Play Area, Portrait, Landscape, Resolution - Program and Schedule Management Edit, Player Selection, Date, Time, Week and Month - Statistics Report Player/Program/System Statistic, Player Running Logs, Play Logs - Permission Management User Roles Right, Edit and Create User, Group Right - $0.18 per GB Data transfer (Bill Monthly)	Server 5	$ [redacted]	$ [redacted]
Item 3.	**Optional** **Cloud CMS Server Setup (New Server)** - Starnet DMB - Setup, Testing and Configuring - 6 Man hours - One Time Charges	1	$ [redacted]	$ [redacted]
Item 4.	**Onsite Electrical Engineering Service (Scaffolding)** - More than 3M height, if site requires Scaffold - Inclusive of transportation charges	1	$ [redacted]	$ [redacted]

SIMPLIFIED TECHNOLOGY PRIVATE LIMITED
55 Ubi Avenue 1, #07-08 UBI 55, Singapore 408935
Tel: 65 6842 1161 Fax: 65 6842 7433

	- Weekday job Monday~Friday 0900~1800, Saturday 0900~1300,			
	- Excluding Sunday & Public Holiday			
	- Night job, Sunday job, or Public Holiday	1	$ [redacted]	$ [redacted]
Item 5.	**Onsite Electrical Engineering Service (A Frame Ladder)**	1	$	$
	- Between 3 to 5Metre in height			
	- Inclusive of transportation charges			
	- Weekday job Monday~Friday 0900~1800, Saturday 0900~1300			
	- Excluding Sunday & Public Holiday			
	- Night job, Sunday job, or Public Holiday	1	$ [redacted]	$ [redacted]
Item 6.	**Onsite Electrical Engineering Service (Distribution Board tapping)**	1	$	$
	- Tapping of electrical point to DB			
	- Weekday job Monday~Friday 0900~1800, Saturday 0900~1300			
	- Excluding Sunday & Public Holiday			
	- Night job, Sunday job, or Public Holiday	1	$ [redacted]	$ [redacted]
	- Single line diagram	1	$	$
Item 7.	**Additional Materials**	1	$	$
	- More than 3M in materials(Cables, PVC/Pipe)			
	- Less than 20 Metres Length			
Item 8.	**EG Plate 1.2mm**	1	$ [redacted]	$ [redacted]
	- Wall mount back plate			
	- Minimum 100pcs/order			
	Sub Total :	$		
	GST 7% :	$		
	Total Amount :	$		[redacted]

Terms & Conditions

1	**Validity of Quotation :**	30 days from the date of quotation.
2	**Payment Terms :**	Advanced Monthly Billing

* Upon receipt of confirmation, customer will be invoiced and payment should be made within one week from the start of the invoice. Upon receipt of first payment, we shall confirm as the effective date for the start of the delivery time for the system.

3	**Delivery :**	2 to 6 weeks upon receipt of the first payment upon confirmation, unless otherwise stated.
4	**GST :**	Prices quoted are subjected to 7% GST. Simplified Technology is a GST registered company.
5	**Mandays:**	Shall be defined as Eight (8) working hours
6	**Warranty:**	

All proposed software shall be assured for three (3) months from the date of implemention. Software Licenses shall be issued by Simplified Technology Pte Ltd under the jurisdiction of the Manufacturers Warranty.

Warranty will not cover consumables and wear & tear items.

9 **Cancellation prior to Delivery**

If the order of the system is cancelled prior to delivery to the Customer, the first payment amount shall be forfeited by way of liquidated damages.

NOTE:

** Prices are subject to changes without notice

** Cabling not inclusive.

10 **All prices quoted are in Singapore Dollars unless otherwise stated.**

To: Simplified Technology Private Limited **Dated:** ____________

We have accepted the above quotation, its terms, and hereby recognise this as our Purchase Order with our Signature and Company Stamp.

Quotation Ref: **QNST2101002(R1)**

Audrey Chee MD

Name & Designation

Singapore Media Stars (Pte) Limited

Signature & Company Stamp

SIMPLIFIED TECHNOLOGY PRIVATE LIMITED
55 Ubi Avenue 1, #07-08 UBI 55, Singapore 408935
Tel: 65 6842 1161 Fax: 65 6842 7433